                                                                  Execution Copy


================================================================================

                               SERVICING AGREEMENT
                       (Variable Funding Notes, Series A)

                                      among

                     AUTOBOND MASTER FUNDING CORPORATION II,

                                    as Issuer

                        AUTOBOND ACCEPTANCE CORPORATION,

                                   as Servicer

                                       and

                     MANUFACTURERS & TRADERS TRUST COMPANY,
                                   as Trustee

                          Dated as of December 31, 1997



================================================================================





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                                TABLE OF CONTENTS


                                                                                          Page
                                           ARTICLE I
                    DEFINITIONS; RULES OF INTERPRETATION...............................2

     SECTION 1.01.  Defined Terms......................................................2
     SECTION 1.02.  Rules of Interpretation............................................4

                                              ARTICLE II
                     SERVICING OF AUTO LOANS...........................................5

     SECTION 2.01.  Appointment of Servicer............................................5
     SECTION 2.02.  Subservicing Agreements Between Servicer and Subservicer...........6
     SECTION 2.03.  Representations and Warranties of the Servicer.....................7
     SECTION 2.04.  Duties and Responsibilities of the Servicer........................9
     SECTION 2.05.  Fidelity Bond, Errors and Omissions Insurance; Contingent Disaster
                    Relief Protection.................................................12
     SECTION 2.06.  Inspection........................................................13
     SECTION 2.07.  Possession and Payment of Receivables.............................13
     SECTION 2.08.  Monthly Servicing Fee; Servicing Expenses.........................13
     SECTION 2.09   ..................................................................15
     SECTION 2.10.  Servicer Not to Resign............................................15
     SECTION 2.11.  Reliance on the Servicer..........................................15
     SECTION 2.12.  Events of Servicing Termination...................................15
     SECTION 2.13.  Appointment of the Successor Servicer.............................17
     SECTION 2.14.  Effect of Service Transfer........................................18
     SECTION 2.15.  Annual Reports; Statements as to Compliance.......................19
     SECTION 2.16.  Servicer Reports..................................................19
     SECTION 2.17.  Confidentiality...................................................20
     SECTION 2.18.  Delivery of Documents.............................................20
     SECTION 2.20.  Standard of Care..................................................21

                                          ARTICLE III
                    REPOSSESSION AND DISPOSAL.........................................21

     SECTION 3.01.  Repossession and Disposal.........................................21

                                          ARTICLE IV
                    LIMITATION ON LIABILITY; INDEMNITIES..............................22

     SECTION 4.01.  Liabilities of Obligors...........................................22
     SECTION 4.02.  Limitation on Liability of the Trustee and the Servicer...........22
     SECTION 4.03.  Indemnities of the Servicer.......................................23


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

                                                                                          Page

                                          ARTICLE V
                    MISCELLANEOUS.....................................................24
     SECTION 5.01.  Beneficiaries.....................................................24
     SECTION 5.02.  Amendment.........................................................24
     SECTION 5.03.  Notices...........................................................24
     SECTION 5.04.  Severability of Provisions........................................25
     SECTION 5.05.  GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER
                    OF JURY TRIAL.....................................................25
     SECTION 5.06.  Counterparts......................................................26
     SECTION 5.07.  No Proceedings....................................................26
     SECTION 5.08.  Further Assurance.................................................26
     SECTION 5.09.  Term of Agreement.................................................26
     SECTION 5.10   Limitation of Liability of Trustee................................26

EXHIBIT A -   AUTOBOND PROGRAM MANUAL
EXHIBIT B -   FORM OF TRUST RECEIPT
EXHIBIT C -   FORM OF MONTHLY SERVICER REPORT




                                       ii




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







     SERVICING AGREEMENT, dated as of December 31, 1997 (this "Agreement"), among AUTOBOND MASTER FUNDING CORPORATION II, a Nevada corporation (the "Issuer"), AUTOBOND ACCEPTANCE CORPORATION, a Texas corporation, individually ("AutoBond"), and as servicer (the "Servicer") and MANUFACTURERS & TRADERS TRUST COMPANY, as trustee (the "Trustee").

                              W I T N E S S E T H:

     WHEREAS, the Issuer has purchased, pursuant to the Loan Sale and Contribution Agreement dated of December 31, 1997 (the "Sale Agreement"), by and between the Issuer and AutoBond, certain Auto Loans (as defined herein) and pledged such Auto Loans to the Trustee pursuant to the Indenture (as defined herein) on behalf of the holders (the "Noteholders") of the Issuer's Variable Funding Notes, Series A (the "Notes");

     WHEREAS, the Trustee has been appointed to hold the Auto Loans conveyed to it pursuant to the Indenture in trust for the benefit of the Noteholders and to make certain payments with respect thereto;

     WHEREAS, the Issuer desires that a servicer be appointed to perform certain servicing and insurance tracking functions in respect of the Auto Loans pledged to the Trustee on behalf of the Noteholders;

     WHEREAS, Autobond has been requested and is willing to act as the Servicer hereunder;

     WHEREAS, the rights and benefits of the Issuer hereunder (but not the obligations) have been assigned to the Trustee on behalf of the Noteholders.

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:





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




                                    ARTICLE I

                      DEFINITIONS; RULES OF INTERPRETATION

     SECTION 1.01. Defined Terms. Capitalized terms used herein and not defined shall have the meaning specified in the Indenture. As used herein, the following terms shall have the following meanings:

     "Administrator" means AutoBond and any permitted successor to such functions in accordance, and in connection with, the Indenture in its capacity as Administrator thereunder and, if AutoBond is acting as Servicer hereunder, also in its capacity as Servicer.

     "Adverse Claim" means any claim of ownership or any lien, security interest, title retention, trust or other charge or encumbrance, or other type of preferential arrangement having the effect or purpose of creating a lien or security interest, other than the interests created in favor of the Trustee and the Noteholders under the Indenture.

     "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agreement" means this Servicing Agreement, as amended or supplemented from time to time in accordance with the terms hereof, including all exhibits and schedules hereto.

     "AutoBond" means AutoBond Acceptance Corporation, a Texas corporation.

     "AutoBond Program Manual" means the AutoBond Program Manual (including the Credit and Collection Policies) attached hereto as Exhibit A, as modified from time to time, with notice of each such modification to the Trustee.

     "Auto Loan" means a fixed-rate, closed-end consumer installment automobile loan which finances the purchase of a new or used automobile, light-duty truck or van, which loan is secured by a lien and security interest in such financed vehicle.

     "Business Day" means any day other than a Saturday or a Sunday, or another day on which banks in the City of New York, or the City of Buffalo, New York or in Texas (or such other cities or states in which the Corporate Trust Office, the principal administrative offices of the Administrator, Note Registrar and Paying Agent or the principal offices of the Servicer are subsequently located, as specified in writing by the Administrator to the other parties hereto) are required, or authorized by law, to close.

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     "Closing Date" means December  31, 1997.

     "Continuing Errors" has the meaning specified in Section 2.13(e).

     "Electronic Ledger" means the electronic master record of the Receivables maintained by the Servicer.

     "Errors" has the meaning specified in Section 2.13(e).

     "Event of Administrator Termination" means an Event of Servicing Termination hereunder.

     "Event of Servicing Termination" has the meaning specified in Section 2.12 hereunder.

     "Financed Vehicle" means a new or used automobile, van or light-duty truck, the purchase of which the Obligor financed with an Auto Loan.

     "Governmental Authority" means the United States of America, any state, local or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions thereof or pertaining thereto.

     "Indenture" means the Trust Indenture and the Supplements.

     "Independent Public Accountant" means any of (a) Arthur Andersen & Co., (b) Deloitte & Touche, (c) Coopers & Lybrand, (d) Ernst & Young, (e) KPMG Peat Marwick and (f) Price Waterhouse (and any successors thereof); provided, that such firm is independent with respect to the Issuer and the Administrator, the Servicer and any Subservicer, as the case may be, within the meaning of the Securities Act of 1933, as amended.

     "Issuer" means AutoBond Master Funding Corporation II, a Nevada corporation, in its capacity as issuer under the Indenture.

     "Noteholder" means any of the registered holders of a Variable Funding Note, Series A, issued under the Indenture.

     "Notes" means any of the Variable Funding Notes, Series A, issued under the Indenture.

     "Opinion of Counsel" means a written opinion of counsel (who may be counsel to the Issuer, the Administrator or the Servicer), which opinion is acceptable to the Trustee.

     "Records" means all documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) prepared and maintained by the Servicer or by or on behalf of the Issuer with respect to Receivables and the related Obligors.

     "Responsible Officer" means, with respect to any Person, the Person, any Vice President, any Assistant Vice President, any Assistant Secretary, any Assistant Treasurer or any other officer

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     of such Person customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     "Scheduled Payment" means a payment due on an Auto Loan in accordance with its terms.

     "Service Transfer" has the meaning specified in Section 2.12.

     "Servicer" means AutoBond Acceptance Corporation, in its capacity as servicer under this Agreement and any successor thereto in accordance with this Agreement.

     "Servicer Duties" has the meaning specified in Section 2.04(a).

     "Servicer Report" has the meaning specified in Section 2.17.

     "Servicing Officer" means any officer or employee of the Servicer involved in, or responsible for, the administration and servicing of Receivables whose name appears on a list of servicing officers attached to Officer's Certificates furnished to the Issuer and the Trustee by the Servicer, as such list may be amended from time to time by the party furnishing any such Officer's Certificate.

     "Subservicer" means any Person with whom the Servicer enters into a Subservicing Agreement.

     "Subservicing Agreement" means any written contract between the Servicer and any Subservicer, relating to servicing and collection of Receivables.

     "Successor Servicer" has the meaning specified in Section 2.13(a) hereunder.

     "Trust Indenture" means the Trust Indenture, dated as of December 31, 1997, among the Issuer, Autobond and the Trustee, as amended or supplemented from time to time in accordance with the terms thereof.

     SECTION 1.02. Rules of Interpretation. The following rules apply to this
Agreement:

            (a) the singular includes the plural and the plural includes the singular;

            (b) "or" is not exclusive and "include" and "including" are not limiting;

            (c) a reference to any agreement or other contract includes permitted supplements and amendments;


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            (d)  a reference to a law includes any amendment or modification to such law and any rules or regulations issued thereunder or any law enacted in substitution or replacement therefor;

            (e) a reference to a person includes its permitted successors and assigns;

            (f) a reference to an Article, a Section, an Exhibit or a Schedule without further reference is to the relevant Article, Section, Exhibit or Schedule of this Agreement;

            (g)  any right may be exercised at any time and from time to time;

            (h) the headings of the Articles and the Sections are for convenience and shall not affect the meaning of this Agreement;

            (i) words such as "hereunder", "hereto", "hereof" and "herein" and other words of like import shall, unless the context clearly indicates to the contrary, refer to the whole of this Agreement and not to any particular Article, Section, subsection or clause hereof; and

            (j) capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Indenture.

                                   ARTICLE II

                             SERVICING OF AUTO LOANS

     SECTION 2.01. Appointment of Servicer. The Issuer hereby appoints the Servicer, and the Servicer accepts such appointment, to perform its obligations pursuant to this Agreement on behalf of and for the benefit of the Noteholders and the Issuer in accordance with the terms of this Agreement, the respective Receivables and applicable law and, to the extent consistent with such terms, in the same manner in which, and with the same care, skill, prudence and diligence with which it services and administers Auto Loans of similar credit quality for other portfolios, if any, giving due consideration to customary and usual standards of practice of prudent institutional automobile loan servicers of similar credit quality automobile loans and, in each case, taking into account its other obligations hereunder, but without regard to:

                    (i) any relationship that the Servicer, any Subservicer or any Affiliate of the Servicer or any Subservicer may have with the related Obligor; or

                   (ii) the ownership, or servicing for others, by the Servicer or any Subservicer, of any other automobile loans or property.

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        SECTION 2.02. Subservicing Agreements Between Servicer and Subservicer.

        (a) Upon the prior written consent of the Trustee and the Issuer, the Servicer may enter into Subservicing Agreements with a Subservicer for the performance of all or a part of the Servicer Duties with respect to any Receivable. The Trustee shall have no duty to investigate any Subservicer in connection with the granting or denial of consent to a Subservicing Agreement. References in this Agreement to actions taken or to be taken by the Servicer in performance of the Servicer Duties include actions taken or to be taken by a Subservicer on behalf of the Servicer. Each Subservicing Agreement will be upon such terms and conditions as are not inconsistent with this Agreement. Without limiting the first sentence of this Section 2.02(a), the Servicer shall provide written notice to the Issuer and the Trustee promptly upon the appointment of any Subservicer. For purposes of this Agreement, the receipt by a Subservicer of any amount with respect to a Receivable (other than amounts representing servicing compensation) shall be treated as the receipt by the Servicer of such amount.

        (b) Upon the prior written consent of the Issuer and the Trustee, the Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement.

        (c) Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain directly obligated and directly liable to the Issuer and the Trustee for the servicing and administering of the Receivables in accordance with the provisions of this Agreement without diminution of such obligation or liability (including its indemnity obligations under Section 4.03) by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Servicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Receivables. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

        (d) Any Subservicing Agreement that may be entered into pursuant to this Agreement and any other transaction or services relating to the Receivables involving a Subservicer in its capacity as such that is consented to by the Issuer and the Trustee shall be deemed to be between the Subservicer and the Servicer alone and the Issuer, and the Trustee shall not be deemed parties thereto and shall have no obligations, duties or liabilities with respect to the Subservicer, but the Trustee and the Issuer shall be third-party beneficiaries thereof.

        (e) If the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of any Event of Servicing Termination), the Servicer shall thereupon terminate each Subservicing Agreement that may have been entered into, and neither the Issuer, the Trustee nor the Successor Servicer shall be deemed to have assumed any liability or obligation thereunder, the Servicer's interest therein or to have replaced the Servicer as a party to any such Subservicing Agreement.

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        SECTION 2.03. Representations and Warranties of the Servicer. The
Servicer represents, warrants and covenants to the Issuer, the Trustee and the Noteholders, as follows, as of the date hereof (which representations and warranties shall be deemed repeated on each date on which a Servicer Report is due to be delivered hereunder as though made on and as of such date):

                    (a) It is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and is duly qualified to do business, and is in good standing in every jurisdiction in which the nature of its business requires it to be so qualified; it or a Subservicer is or will be in compliance with the laws of each state to the extent necessary to perform its obligations under this Agreement; and it or a Subservicer has obtained all necessary licenses with respect to it or such Subservicer required by law to enable it to perform its duties herein;

                    (b) It has the power and authority to execute, deliver and perform this Agreement and the transactions contemplated hereby;

                    (c) The execution and delivery by it and the performance by it or a Subservicer of this Agreement, and the execution and delivery by it and the performance by it or a Subservicer of all other agreements, instruments and documents which may be delivered by it pursuant hereto, and the transactions contemplated hereby, (i) have been duly authorized by all necessary corporate action on the part of it, (ii) do not contravene or cause it to be in default under (A) its organizational documents, (B) any contractual restriction, with respect to any Debt of it, or otherwise, or contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note, or other material agreement or instrument binding it or its property or (C) any law, rule, regulation, order, writ, judgment, award, injunction or decree applicable to or binding it or its property, and (iii) do not result in or require the creation of any Adverse Claim upon or with respect to any of its properties;

                    (d) This Agreement has been duly executed and delivered on behalf of it;

                    (e) No consent of, or other action by, and no notice to or filing with, any Governmental Authority or any other party is required for the due execution, delivery and performance by it (either directly or through a Subservicer) of this Agreement or any other agreement, document or instrument to be delivered by it hereunder, or if required, has been obtained;

                    (f) This Agreement is a legal, valid and binding obligation, enforceable against it in accordance with its terms;

                    (g) There is no pending or threatened action, suit or proceeding, nor any injunction, writ, restraining order or other order of a material nature against or affecting it, its officers or directors, or its property, in any court or tribunal, or before any arbitrator of any kind or before or by any Governmental Authority (i) asserting the invalidity of this Agreement or any document to be delivered by it hereunder or (ii) seeking any determination or ruling that would reasonably be expected to materially and adversely

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        affect (A) the performance by it of its obligations under this
        Agreement, or (B) the validity or enforceability of this Agreement or any document to be delivered by it hereunder or (iii) which is inconsistent with the due consummation by it of the transactions contemplated by this Agreement;

                    (h) Its facilities, plant, personnel, records and products are adequate for the performance of its duties hereunder;

                    (i) The Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which would reasonably be expected to have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or its properties or would reasonably be expected to have consequences that would materially and adversely affect its performance hereunder;

                    (j) The transactions contemplated by this Agreement are in the ordinary course of business of the Servicer;

                    (k) The Financed Vehicle securing each Receivable shall not be released by the Servicer or a Subservicer in whole or in part from the security interest granted by the Obligor, except as contemplated herein;

                  (l) Each certificate and each statement furnished in writing, report or electronic medium delivered pursuant to the terms hereof or under the Indenture by the Servicer is accurate and complete in all material respects with respect to the information purported to be set forth therein; and

                    (m) The practices used by the Servicer to monitor collections with respect to the Receivables and repossess and dispose of the Financed Vehicles related to the Receivables have been, and will be, in all material respects, legal, proper and in conformity with the requirements of all applicable federal and state laws, rules and regulations, VSI Policy procedures (if applicable) and as set forth with respect to the Servicer in the AutoBond Program Manual.

It is understood and agreed that the representations and warranties set forth in this Section 2.03 shall survive the execution of this Agreement. Upon discovery by either the Noteholders, the Issuer, the Trustee or the Servicer of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give proper written notice to the other parties hereto and the Noteholders; provided, that the Trustee shall have no duty or responsibility to inquire, investigate, determine or obtain actual knowledge of facts or events constituting a breach of any such representations or warranties.

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        SECTION 2.04.   Duties and Responsibilities of the Servicer.

        (a) The Servicer shall manage, administer, monitor and service the Auto Loans, including providing data management, payment processing and customer service. In performing its duties hereunder, the Servicer shall have full power and authority to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable, within the terms of this Agreement (the "Servicer Duties"). Prior to a resignation or termination of the Servicer pursuant to Sections 2.10 or 2.12, without limitation of the servicing standard set forth in Section 2.01, the Servicer will provide the following services (together with other activities not inconsistent with the description below and implicitly necessary to accomplish the usual and customary activities, of a subprime automobile loan servicer):

             (i)  Boarding Functions:

                  (1)    Review for receipt of copies of Loan Documents;
                  (2) Input of new Receivable information into loan accounting system; and
                  (3)    Preparation and mailing of welcome letters.

            (ii)  File Maintenance/Document Control Functions:

                  (1)    Retention of copies of the Loan Documents;
                  (2) Tracking of customer collision insurance on Financed Vehicles and reporting of exposed Financed Vehicles; and
                  (3)    Determination of Receivables being satisfied in full.

           (iii)  Customer Service Functions:

                  (1) Preparation and transmittal of monthly billing statements to Obligors;
                  (2)    Response to Obligor
                         inquiries;
                  (3) Research regarding billing statements and Obligor inquiries;
                  (4)    Maintenance of Obligor information; and
                  (5)    Preparation and mailing of delinquency notices.

            (iv)  Payment Processing Functions:

                  (1)    Coordination of lockbox procedures; and
                  (2) Recording of loan payment information, including instances of non-sufficient funds.

             (v)  Reporting Functions:

                  (1) Preparation and delivery of Servicer's Report and the other reports described in Section 2.16 hereof.

            (vi)  Data Processing Functions:

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                  (1)    Entry of data;
                  (2)    Operation of data center;
                  (3)    Operation of telecommunications; and
                  (4)    Operation and maintenance of collection system.

           (vii)  Collection Functions:

                  (1) receiving, applying and administering collections on the Auto Loans;
                  (2) arranging for and administering repossessions of the Financed Vehicles related to the Auto Loans;
                  (3) disposing of each Financed Vehicle related to a Receivable whether following repossession or otherwise; and
                  (4) filing of insurance claims and performing the duties of the named insured under any VSI Policy with respect to each Auto Loan affected by a repossession or otherwise.

               Notwithstanding any other provision in this Agreement, the Servicer shall administer collections on Auto Loan at all times in such a manner that each Auto Loan shall remain eligible for coverage under the Insurance Policy. The Servicer, on behalf of the Trustee (and any named insured under the Insurance Policy), shall take such reasonable action as shall be necessary to permit recovery on each Auto Loan under the Insurance Policy and may engage such liquidation agents, skiptracers, remarketers, repossession agents or similar agents as it deems necessary.

        (b) The Servicer shall hold in trust for the benefit of the Trustee and Noteholders and shall forward to the Collection Account or the Lockbox Account, as applicable, within one (1) Business Day following receipt thereof any payment or partial payment or deposit with respect to any Receivable received by the Servicer. The Servicer shall not assert any right of set-off or any lien with respect to such payment or deposit.

        (c) Except as expressly provided herein in connection with its duty to effect liquidations and repossessions, the Servicer shall not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create any Adverse Claim upon or with respect to, any Receivable (or any right to income in respect thereof), or any account in which any payments with respect to any Receivable are deposited, or assign any right to receive income in respect of any Receivable.

        (d) The Servicer shall promptly notify the Trustee following its becoming aware that any Financed Vehicle is no longer eligible for coverage under the Insurance Policy, or following its receipt of notice from the Insurer that it has rejected a claim submitted by the Servicer with respect to any Financed Vehicle or Auto Loan.

        (e) Until such time as the Servicer resigns or is removed, the Servicer shall remain the prior lienholder of record with respect to each Financed Vehicle relating to the Auto Loans subject to the Lien of the Indenture; provided that the Servicer shall remain the prior lienholder only in its capacity as an agent of the Trustee. Upon any resignation or removal of the Servicer in accordance with Section 2.10 or 2.12, the Servicer shall at its sole expense, promptly take all


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action necessary for the Trustee or its designee to become the lienholder in respect of each Financed Vehicle to such Auto Loans.

        (f) In accordance with the standard of care in Sections 2.01 and 2.20, the Servicer may agree, with the prior consent of the Noteholder (so long as such Noteholder is Credit Suisse First Boston Mortgage Capital or its Affiliate) to grant to the Obligor on any Auto Loan any rebate, refund or adjustment that the Servicer in good faith believes is required under the Auto Loan or applicable law in connection with a prepayment or payment in full of the Auto Loan, and, pursuant to written instructions from the Servicer, the Trustee shall remit the amount of any such rebate, refund or adjustment to the Servicer to be sent to the applicable Obligors from the Collection Account. The Servicer may not permit any rescission or cancellation of any Auto Loan nor may it take any action with respect to any Auto Loan or Sale Assignment which would invalidate the coverage afforded by the Insurance Policy to such Receivable or the related Financed Vehicle, or would impair the rights of the Trustee therein or in the proceeds thereof.

        (g) The Servicer shall not release, and shall not advise the Trustee to release, the Financed Vehicle securing an Auto Loan from the vehicle lien granted in connection with such Receivable in whole or in part, except:

                (i)  when such Auto Loan has been paid in full;

               (ii) immediately upon any exchange or substitution of such Financed Vehicle by the Dealer or manufacturer thereof in settlement of claims as to defects, breach of warranties, insurance and similar matters, with a Financed Vehicle of equal or greater collateral value as of the date of such exchange in the reasonable judgment of the Servicer (subject to all the terms hereof including the recordation of the lien thereon and the requirements of the Insurance Policies); or

               (iii) in connection with a repossession of a Financed Vehicle; or

               (iv) when all Insurance Proceeds with respect to such Financed Vehicle have been received by the Servicer on behalf of the Trustee and the Issuer.

The Servicer shall not extend or otherwise amend the terms of any Receivable, except in accordance with the provisions of Section 2.04(f) of this Agreement.

        (h) The Servicer agrees to monitor and track each Financed Vehicle for maintenance of required physical damage insurance and to notify the Issuer and the Trustee, as soon as practicable but not later than 30 days after becoming initially aware, of circumstances that would lead a reasonable person to believe that the insurance on any Financed Vehicle is not being or will not be maintained in accordance with applicable law and the terms of the applicable retail installment sales contract.

        (i) Except as expressly provided herein, the Servicer shall not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create any Adverse Claim upon or with respect to, any Receivable (or any right to income in respect thereof), or any account in which any


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payments with respect to any Receivable are deposited, or assign any right to receive income in respect of any Receivable.

        (j) The Servicer and the Issuer shall each instruct each Obligor by written notice that all payments on Receivables shall be mailed to the Lockbox, and, so long as AutoBond is serving as the Servicer and the Administrator hereunder, that such payments shall be made payable to the order of "AutoBond Acceptance Corporation," in its capacity as Servicer.

        SECTION 2.05. Fidelity Bond, Errors and Omissions Insurance; Contingent Disaster Relief Protection.

        (a) The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible insurers on all officers, employees or other Persons acting on behalf of the Servicer in any capacity with regard to the Receivables to handle funds, money, documents and papers relating to the Receivables. Any such fidelity bond and errors and omissions insurance shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Persons and shall be maintained in a form that would meet the requirements of prudent institutional servicers of similar auto loans, and in the case of the fidelity coverage in the amount of $100,000 and in the amount of $1,000,000 in the case of errors and omissions coverage. No provision of this Section 2.05(a) requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The Servicer shall be deemed to have complied with this provision with respect to itself if one of its respective Affiliates has such fidelity bond and errors and omissions policy coverage and, by the terms of such fidelity bond and errors and omissions policy, the coverage afforded thereunder extends to the Servicer. The Servicer shall cause each and every Subservicer for it to maintain a policy of insurance covering errors and omissions and a fidelity bond which would meet such requirements. Upon request of the Issuer or the Trustee, the Servicer shall cause to be delivered to the Issuer and the Trustee a certification evidencing coverage under the Servicer's or any Subservicer's fidelity bond and insurance policy. The Trustee shall have no obligation to request any such certification or upon receipt of any such certification or of any notice provided for in this
Section 2.05(a), to approve, consent to, or determine its compliance with, the requirements of this Section 2.05(a). Any such fidelity bond or insurance policy shall (i) not be cancelled without the Servicer giving prior written notice to the Issuer and the Trustee immediately following the giving or receipt of such notice as is required or allowed under the terms of such fidelity bond or insurance policy, as the case may be and (ii) not be modified in a materially adverse manner without ten days' prior written notice by the Servicer to the Issuer and the Trustee.

        (b) The Servicer currently maintains, at its own expense, a computer disaster recovery plan and computer disaster recovery procedures in forms consistent with industry standards of prudent institutional receivables servicers and shall continue to maintain, at its own expense, such a plan and such procedures as are consistent with such standards and shall not materially modify, amend or revoke such procedures without giving prior written notice thereof to the Trustee. No provision of this Section 2.05(b) requiring such a plan and such procedures shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement.

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        SECTION 2.06.   Inspection.

        (a) At all times during the term hereof, the Servicer shall afford the Issuer, the Trustee, and each Noteholder owning a Note evidencing at least 25% of the unpaid principal amount of Notes of such Series, together with each of their authorized agents (including auditors), upon reasonable notice, reasonable access (subject to the security rules and regulations of the Servicer) during normal business hours to its records relating to the Receivables and will cause its personnel to assist in any examination of such records by any of such Persons; provided, that the foregoing shall not require any of such Persons to conduct any inspection. The examination referred to in this Section 2.06(a) will be conducted in a manner which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations or require the Servicer to disclose or expose confidential information related to its services to its other clients or its other areas of its operations. Without otherwise limiting the scope of the examination, the Issuer, the Trustee, and each such Noteholder may, using generally accepted auditing standards, verify the status of each Receivable and review the copies of the Loan Documents, Electronic Ledger and records relating thereto for conformity to reports prepared pursuant to Section 2.17 and compliance with the standards represented or required to exist as to each Receivable in this Agreement. Nothing in this section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section 2.06.

        (b) All information obtained by the Issuer, the Trustee, such Noteholders or their respective agents regarding the Obligors and the Receivables, whether upon exercise of their respective rights under this Section
2.06 or otherwise, shall be maintained by the Issuer, the Trustee, such Noteholders and their respective agents in confidence and shall not be disclosed to any other Person other than the Noteholders, except as otherwise required by applicable law or regulation.

        SECTION 2.07. Possession and Payment of Receivables. The Servicer shall determine when a Receivable has been paid in full. The Servicer shall notify the Trustee in writing monthly as to each Receivable in connection with which such a determination has been made. If the Servicer requires possession of any Loan Documents or any documents related thereto in order to perform its duties or obligations hereunder, prior to taking possession of any such Receivable or documents, the Servicer shall deliver to the Trustee a trust receipt substantially in the form attached hereto as Exhibit B. The Servicer agrees to promptly return any such Receivable and documents, possession of which the Servicer takes in accordance with this Section 2.07, after its need for possession thereof ceases, unless satisfied in full.

        SECTION 2.08.   Monthly Servicing Fee; Servicing Expenses.

        (a) On each Payment Date the Servicer shall be entitled to receive by wire transfer of immediately available funds to an account designated in writing by the Servicer to the Trustee from the funds on deposit in the Collection Account an amount equal to the Monthly Administrator Fee as of such Payment Date. The Servicer acknowledges and agrees that, so long as no Event of Default under the Trust Indenture with respect to the Variable Funding Notes has occurred and is continuing, its right to receive on any Payment Date the Monthly Administrator Fee is

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subordinate to the right of payment on such day of any or all of the following amounts that are payable on such date pursuant to Section 13.05(b) of the Trust
Indenture:

               (i) the payment to the Noteholders of the interest due on such Payment Date;

               (ii)   the payment to the Trustee of the Monthly Trustee fee; and

               (iii) the payment to the Noteholders of principal due on the Notes and all other obligations under the Credit Agreement.

        (b) (i) The Servicer shall be required to pay for all expenses incurred by it in connection with its activities hereunder (including any payments to accountants, counsel, Subservicers, or any other Person) out of the compensation paid to it pursuant to Section 2.08(a) above, and shall not be entitled to any extra payment or reimbursement therefor; provided, however, that the Servicer shall be entitled to reimbursement by wire transfer of immediately available funds to an account designated in writing by the Servicer to the Trustee for the amount of any (x) applicable Lockbox charges, freight, communication charges and refunds for overpayments, and (y) other expenses incurred with the prior written consent of the Issuer and the Trustee. No later than ten Business Days prior to each Payment Date, the Servicer shall provide the Issuer and the Trustee with a list of items eligible for reimbursement pursuant to the immediately preceding sentence, in such reasonable detail as the Issuer and the Trustee may request, together with its certification by a Servicing Officer that all such items are eligible for reimbursement hereunder.

                      In addition, the Servicer shall be reimbursed by the Issuer for the following out-of-pocket costs and expenses incurred in connection with the performance of its Servicing Duties hereunder, including:

                      (A) any reasonable compensation paid to outside legal
               counsel retained to protect the interests of the Issuer and the Trustee (but not if such retention was made to defend the Servicer against its own negligence or willful misfeasance);

                      (B) any reasonable compensation paid to professional
               accountants retained to review the assets administered under this Agreement (but not if such retention was made to defend the Servicer against it own negligence or willful misfeasance); and

                      (C) any insurance, title, title transfer or other such
               fees arising from or related to any Receivables administered under this Agreement.

Any reimbursement to the Servicer for fees or costs pursuant to this Section 2.08(b) shall be limited to the extent of the funds available for reimbursement of Servicer and Administrator fees and expenses under the Indenture.

        (c) The Servicer acknowledges and agrees that if an Event of Default under the Trust Indenture shall have occurred and be continuing, the Servicer's right to receive any fees, costs and


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expenses owing to the Servicer under this Agreement shall be subordinated to the fees and expenses of the Trustee, if the Servicer is not AutoBond or an Affiliate of Auto Bond.

        (d) Each of the Issuer and the Trustee covenants and agrees that upon a Responsible Officer obtaining actual knowledge of the occurrence of an Event of Default under the Indenture, it shall promptly give notice thereof to the Servicer; provided, that the Trustee shall have no duty to inquire or to investigate the occurrence of such Event of Default.

        (e) Each of the Issuer and the Trustee agrees that, without the written consent of the Servicer, it will not amend the Indenture (i) to change the source and/or priority of the payment of the Monthly Administrator Fee or (ii) to materially change the rights, duties and obligations under this Agreement of the Servicer.

        SECTION 2.09.        [RESERVED]

        SECTION 2.10.        Servicer Not to Resign.

        The Servicer shall not resign from the obligations and duties hereby imposed on it hereunder, except upon its determination that (i) the performance of its duties hereunder has become impermissible under applicable law and (ii) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced as to clause (i) above by an Opinion of Counsel to such effect delivered to the Issuer and the Trustee before any such resignation and as to clause (ii) by an Officer's Certificate to such effect delivered to the Issuer and the Trustee before any such resignation. Promptly upon any such resignation, the Trustee shall notify each Rating Agency and each Noteholder in writing.

        SECTION 2.11. Reliance on the Servicer. The Issuer and Trustee have entered into this Agreement with the Servicer in reliance upon its ability to perform the servicing duties, if necessary, without any delegation thereof; the adequacy of its plant, personnel, records and procedures; its integrity, reputation and financial standing and the continuance of each of the foregoing.

        SECTION 2.12. Events of Servicing Termination. If any of the following events (each, an "Event of Servicing Termination") shall occur and be continuing:

               (a) Any failure by the Servicer to forward to the Trustee, the Collection Account or the Lockbox, as applicable, any payment or partial payment or deposit identified with respect to any Receivable received by the Servicer and the continuance of such failure for a period of one Business Day after the date upon which such payment or deposit is received by the Servicer; or

               (b) Failure on the part of the Servicer to observe or perform any term, covenant or agreement in this Agreement, including the Servicer Duties (other than the agreement to deliver the Servicer's Report pursuant to Section 2.17 and subsection (e) of this Section 2.17), which failure continues unremedied for 10 Business Days after discovery by the

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        Servicer or the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Issuer or by the Trustee; or

               (c) Any proceeding shall be instituted against the Servicer (or, if the Servicer is actively contesting the merits thereof, such proceeding is not dismissed within 60 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or any of its Debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or

               (d) The commencement by the Servicer of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Servicer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Servicer or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Servicer in furtherance of any such action; or

               (e) The Servicer shall fail to deliver a report at the time, in the form and containing the information expressly required by this Agreement, which failure continues for a period of 5 Business Days; or

               (f) There is a breach of any of the representations and warranties of the Servicer set forth in Section 2.03 and such breach shall not have been cured in all material respects within 10 Business Days or such longer period as may be agreed to by the Servicer and the Trustee after receipt of written notice thereof by the Servicer (if notice is given by the Trustee or the Issuer) or upon discovery by the Servicer;

               (g) An Event of Default shall haveoccurred and be continuing under the Indenture then, and in any such event, either the Issuer or the Trustee may, by delivery to the Servicer (and to the Trustee or the Issuer, as applicable) of a written notice specifying the occurrence of any of the foregoing events, terminate the rights and responsibilities of the Servicer hereunder, without demand, protest or further notice of any kind, all of which are hereby waived by the Servicer (such termination and any termination of the Servicer pursuant to Section 2.10 hereby called a "Service Transfer"); provided, that in the event


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        any of the events described in subsections (c) or (d) of this Section
        2.12 shall have occurred, termination of the duties and responsibilities of the Servicer shall automatically occur, without, demand, protest, or further notice of any kind, all of which are expressly waived by the Servicer.

        SECTION 2.13.        Appointment of the Successor Servicer.

        (a) Upon the effectiveness of termination of the Servicer's responsibilities under this Agreement pursuant to Section 2.10 or Section 2.12, the Trustee shall immediately succeed to the duties of the Servicer as a successor Servicer (the "Successor Servicer"), unless and until another Successor Servicer has been appointed by the Trustee (which may be the Trustee). The Trustee shall give the Noteholders not less than 30 days' prior written notice of its intent to appoint a Successor Servicer pursuant to this Section 2.13(a). Such appointment shall become effective following the expiration of such 30-day period (or such shorter period agreed to by the Trustee and the Noteholders) on a date to be specified by the Trustee. Such Successor Servicer shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement; provided, that such Successor Servicer shall have no responsibility for any actions of the Servicer prior to the date of the appointment of such Successor Servicer as Servicer. Such Successor Servicer shall be authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do any and all acts or things necessary or appropriate to effect the purposes of such notice of termination and to perform the duties of the Servicer hereunder (including its duties as Successor Servicer hereunder but excluding its duty to indemnify pursuant to Sections 4.03(a) and
(b)). The standard of care, representations and warranties, covenants, liabilities, rights of indemnification, and all other rights and obligations of the Trustee under this Agreement and the Indenture shall also be applicable to the Trustee in its capacity as Successor Servicer hereunder. The Trustee shall have the right to appoint as its agent a third party to perform the duties and obligations of the Trustee as Successor Servicer hereunder. The Trustee shall not be responsible for compensating the Issuer for any increase in the Monthly Servicing Fee associated with a Successor Servicer.

        (b) Any Successor Servicer appointed by the Trustee hereunder shall be entitled to reasonable compensation (including the estimated termination costs of such servicing and a reasonable profit) which shall be determined by the Trustee; provided, however, that the Trustee, when acting as Successor Servicer hereunder, shall receive compensation that is no less than was being received by the Servicer at the time of its termination. Any Successor Servicer appointed by a court of competent jurisdiction or any agent of the Trustee as Successor Servicer upon becoming the Successor Servicer pursuant to Section 2.13 (a) or subservicer to the Successor Servicer, shall be entitled to compensation (including the estimated costs of servicing and a reasonable profit) equal to the prevailing market rate for such services.

        (c) The outgoing Servicer, the Trustee and the Successor Servicer shall take such action, consistent with this Agreement and the Indenture, that shall be reasonably necessary to effectuate any such succession, including, without limitation, (i) the express assumption by such Successor Servicer of the duties and obligations of the outgoing Servicer hereunder (except as to the Trustee as the Successor Servicer, the Servicer's indemnification obligation under Section 4.03(a) and (b) shall not apply), (ii) notifying Obligors in writing of the existence of the Successor

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Servicer, and (iii) providing such Successor Servicer with all Records maintained or held by the outgoing servicer as Servicer hereunder, including all paper files and all electronic files and the Servicer shall be reimbursed for related expenses in accordance with Section 2.08(b).

        (d) Upon appointment, any Successor Servicer shall be successor in all respects to the outgoing Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all responsibilities, duties and liabilities relating thereto placed upon the Servicer by the terms and provisions hereof (subject to the same limitations as are contained in this Section 2.13 with respect to a succession to the outgoing Servicer by the Trustee).

        (e) Upon an assumption by a Successor Servicer, or in the event of transfer of servicing of any Auto Loans to the Successor Servicer from a prior servicer (including after the execution of this Agreement), the Successor Servicer is authorized to accept and rely on all of the accounting, records and work of the prior servicer without any audit or other examination thereof, and the Successor Servicer shall have no duty, responsibility, obligation or liability to any Person for any acts or omissions of the prior servicer. If any error, inaccuracy or omission (collectively, "Errors") exists in any information received from the prior servicer and such Errors should cause or materially contribute to the Successor Servicer making, or continuing to make, any Errors (collectively, "Continuing Errors"), the Successor Servicer shall have no liability to any Person for such Continuing Errors. In the event the Successor Servicer becomes aware of any Errors or Continuing Errors, which in the opinion of the Successor Servicer impair its ability to perform its services hereunder, the Successor Servicer may with prior written notice to the Issuer and the Trustee, undertake such data or records reconstruction as it deems appropriate to correct such Errors and Continuing Errors and to prevent future Continuing Errors, and the Successor Servicer's reasonable expenses incurred in connection therewith shall be deemed expenses owing to the Successor Servicer hereunder for purposes of the Indenture.

        SECTION 2.14.        Effect of Service Transfer.

        (a) Prior to any Service Transfer, the outgoing Servicer shall notify (or, to the extent that such Servicer provided such notice pursuant to Section 2.13(c), confirm the notice to) Obligors of the existence of the Successor Servicer.

        (b) After any Service Transfer, the outgoing Servicer shall have no further obligations with respect to the management, servicing, custody or monitoring of the collection of the Receivables and the Successor Servicer shall have all of such obligations.

        (c) A Service Transfer shall not affect the rights and duties of the parties hereunder (including, but not limited to, the obligations and indemnities of the outgoing Servicer pursuant to Article IV) other than those relating to the management, servicing, custody or monitoring of the collection of the Receivables by the Successor Servicer.

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        SECTION 2.15.        Annual Reports; Statements as to Compliance.

               (a) On or before ninety (90) days after the end of each fiscal year of the Servicer, the Servicer shall deliver to the Issuer and the Trustee (who shall promptly forward a copy to each Noteholder), a copy of the financial statements of the Servicer containing a report of a firm of Independent Public Accountants to the effect that such firm has examined certain books and records of the Servicer and that, on the basis of such examination conducted substantially in compliance with generally accepted audit standards, such financial statements accurately reflect the financial condition of the Servicer. In the event such firm of Independent Public Accountants requires the Trustee to agree to the procedures performed by such firm of Independent Public Accountants, the Servicer shall direct the Trustee in writing to so agree; it being understood and agreed that the Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Trustee has not made any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

        (b) The Servicer shall deliver to the Trustee (who shall promptly forward a copy to each Noteholder) by the close of business on the Determination Date of each month the Officer's Certificate contemplated in Section 2.17, which shall state as to each signer thereof, that (a) a review of the activities of the Servicer (and each Subservicer) during the preceding calendar month and of performance under this Agreement has been made under such officer's supervision and (b) to the best of such officer's knowledge, based on such review, each of the Servicer and any Subservicer has fulfilled all its respective obligations under this Agreement throughout such month, or, if there has been an Event of Servicing Termination or if an event has occurred that with notice or lapse of time or both would become an Event of Servicing Termination, specifying each such Event of Servicing Termination or event known to such officer and nature and status thereof, and remedies therefor being pursued. Notwithstanding the obligation to deliver such certificates, the Servicer shall promptly (but in any event within five Business Days) notify the Issuer, the Noteholders and the Trustee upon receiving actual knowledge of any event which constitutes an Event of Servicing Termination or would constitute an Event of Servicing Termination but for the requirement that notice be given or time elapse or both.

        SECTION 2.16.        Servicer Reports.

        (a) The Servicer shall furnish by close of business on each Determination Date (or the next succeeding Business Day if such day is not a Business Day), to the Trustee and each Noteholder an Officer's Certificate, substantially in the form attached hereto as Exhibit C (the "Servicer Report"), which Servicer Report shall contain all information necessary for the Administrator to prepare the report allowing the Trustee to make the distributions from, and transfers among, the accounts required by the Indenture or in such other form as is mutually acceptable to the Servicer, and the Trustee. In addition, the Servicer shall provide the Trustee with such additional written information and certifications as the Trustee may request in order for the Trustee to make the distributions from, and transfers among, the various accounts required by this Agreement and the Trust Indenture on a daily, or other, basis. Each of the parties hereto shall provide to the Noteholders evidencing a Percentage of not less than 50% such additional


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information as they may reasonably request in order to assist such Noteholders evidencing a Percentage of not less than 50% in their ongoing monitoring and assessment of the performance of the Receivables, including the related computer files. To the extent such information is not currently provided in the form of Servicer Report, then the Servicer shall develop and provide such information at its customary hourly rate and cost, which shall be paid to Servicer as part of its compensation hereunder.

        (b) The Servicer Report shall include a certification (i) that the information contained in such certificate is accurate, (ii) that no Event of Servicing Termination, or event that with notice or lapse of time or both would become an Event of Servicing Termination, has occurred, or if an Event of Servicing Termination or such event has occurred and is continuing, specifying the Event of Servicing Termination or such event and its status and (iii) that the representations and warranties of the Servicer contained in Section 2.03 of this Agreement are true and correct as though made on and as of the date of such certificate.

        SECTION 2.17. Confidentiality. Each of the Issuer and the Trustee acknowledges the proprietary nature of certain of the software, software procedures, software development tools, know-how, methodologies, processes and technologies of the Servicer ("Confidential Material") and agrees (i) that it shall use the same means as it uses to protect its own confidential information, but in no event less than reasonable means, to avoid disclosure, by it or its agents or employees, to any third party of any confidential or proprietary information of the Servicer identified as such by the Servicer to it, except to the extent that any such person may be required to disclose any such information
(x) by law or any legal process or proceeding, including, without limitation, in connection with an examination or audit by any governmental regulatory agency, in which case such person shall give notice of such event to the Servicer or (y) in connection with its duties and obligations hereunder and under the other transaction documents, and (ii) that all such confidential or proprietary software, software procedures, software development tools, know-how, methodologies, process and technologies that are based upon trade secrets or proprietary information of the Servicer identified as such by the Servicer to it shall be and remain the property of the Servicer and that each of the Issuer and the Trustee will have no ownership interest therein or ownership claim thereto. Each of the Issuer and the Trustee shall confine the knowledge and use of the Confidential Material only to its employees who require such knowledge and use in the ordinary course and scope of their employment. Upon any expiration or termination of this Agreement, each of the Issuer and the Trustee shall promptly return to the Servicer all property or information which is covered by this section.

        SECTION 2.18.        Delivery of Documents.

        (a) On the date hereof the Servicer shall have delivered to the Issuer and the Trustee in form and substance satisfactory to the Issuer an Officer's Certificate from the Servicer certifying that (i) the representations and warranties of the Servicer contained in Section 2.03 of this Agreement are true and correct as though made on and as of such date and (ii) no Event of Servicing Termination, or event that with notice or lapse of time or both would become an Event of Servicing Termination, has occurred.

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        (b) On or prior to February 15, 1998 in each calendar year, beginning in
1998, the Servicer shall deliver to the Issuer and the Trustee (who shall promptly forward a copy to each of the Noteholders) an Officer's Certificate from the Servicer dated such date certifying to the items listed in Section 2.19(a).

        SECTION 2.20. Standard of Care. In performing its duties and obligations hereunder and in administering, tracking and enforcing the insurance policies maintained by obligors relating to the Receivables pursuant to this Agreement, the Servicer will follow the standard of care set forth in Section 2.01; provided, however, that notwithstanding the foregoing, the Servicer shall not, except pursuant to a judicial order from a court of competent jurisdiction, or as otherwise required by applicable law or regulation, release or waive the right to collect the unpaid balance on any Receivable. In performing its duties and obligations hereunder, the Servicer shall comply with all applicable federal and state laws and regulations, shall maintain all state and federal licenses and franchises necessary for it to perform its servicing responsibilities hereunder, and shall not impair the rights of the Issuer or the Trustee in the Receivables.

                                   ARTICLE III

                            REPOSSESSION AND DISPOSAL

        SECTION 3.01.        Repossession and Disposal.

        (a) The Servicer agrees to use its best efforts to arrange with a third party for the repossession or other conversion of ownership of any Financed Vehicle by a professional repossession service within 90 days after the related Auto Loan becomes past due and agrees not to discriminate among Financed Vehicles in its performance of its duties hereunder based on its right, if any, to receive bonus or increased compensation with respect to the repossession and disposal of certain Financed Vehicles, and otherwise in accordance with the AutoBond Program Manual, in order to maximize collections.

        (b) If requested in writing by the Issuer or the Trustee, the Servicer is authorized and empowered by the Issuer and the Trustee to execute and deliver, on behalf of itself, the Issuer and the Trustee, as the case may be, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to the Financed Vehicles related to the Receivables, all in accordance with the standard of care set forth in Section 2.20. Without limiting the generality of the foregoing, the Issuer and the Trustee shall, upon the receipt of a written request of the Servicer, execute and deliver to the Servicer any limited powers of attorney and other documents prepared by the Servicer and reasonably necessary or appropriate (as certified in such written request) to enable the Servicer to carry out its duties hereunder (including, without limitation, matters relating to the certificates of title with respect to the Financed Vehicles), and neither the Issuer nor the Trustee shall be held responsible for any negligence by the Servicer in its use of such limited powers of attorney.

        (c) The Servicer shall forward the proceeds of any disposition of a Financed Vehicle related to a Receivable upon receipt thereof to the Lockbox or the Series A Collection Account. If subsequent to the disposal of a Financed Vehicle related to a Receivable in accordance herewith

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and, as required by this Agreement, with the AutoBond Program Manual, the transaction disposing of such Financed Vehicle is rescinded or adjusted, through arbitration or otherwise, due to any condition affecting such Financed Vehicle, then the Servicer shall be entitled to reimbursement from the Series A Collection Account (out of available funds) for any amount which the Servicer pays in connection with such rescission or adjustment which amount shall be the "Post-Sale Adjustment".

        (d) The Servicer represents and warrants to the Issuer, the Trustee and the Noteholders and shall be deemed to continuously represent and warrant to the Issuer, the Trustee and the Noteholders, with respect to each Financed Vehicle assigned to the Servicer pursuant hereto, that the Servicer will comply in all material respects with all applicable federal, state and local regulations pertaining to its services hereunder, including disclosure requirements, required to be complied with in conjunction with such services. The Servicer shall defend, indemnify and hold the Issuer, the Noteholders and the Trustee harmless from and against any claim, suit, loss, cost or liability, direct or indirect, including reasonable attorney's fees, arising out of any breach of any representation or warranty made by the Servicer in the immediately preceding sentence.

        (e) Except as expressly provided herein, in the Indenture and in the AutoBond Program Manual, the Servicer shall not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create any Adverse Claim upon or with respect to, any Financed Vehicle related to any Receivable (or any right to income in respect thereof), or assign any right to receive income in respect of any such Financed Vehicle.

                                   ARTICLE IV

                      LIMITATION ON LIABILITY; INDEMNITIES

        SECTION 4.01. Liabilities of Obligors. No obligation or liability of any Obligor under any of the Receivables is intended to be assumed by the Issuer, the Servicer, the Trustee or any Noteholder under or as a result of this Agreement and the transactions contemplated hereby and, to the maximum extent permitted and valid under mandatory provisions of law, the Issuer, the Servicer, and the Trustee or any Noteholder expressly disclaim such assumption.

        SECTION 4.02. Limitation on Liability of the Trustee and the Servicer.

        (a) The Trustee and the Servicer shall each have no liability in connection with this Agreement except to the extent of the obligations specifically imposed by this Agreement, it being understood that no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or shall otherwise exist against the Trustee or the Servicer.

        (b) None of the Trustee or the Servicer nor any of the directors, officers, employees or agents thereof shall be under any liability to the Issuer, to each other or to any other Person for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer, the Trustee or any such Person against any breach of warranties, representations or covenants made herein or against any liability which would otherwise be imposed by reason of

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willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations or duties hereunder. The Servicer, the Trustee and any director, officer, employee or agent thereof may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any appropriate Person respecting any matters arising hereunder.

        (c) Except to the extent resulting from the Servicer's willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligation or duties hereunder, the Servicer shall not be liable to any party indemnified under this Agreement, for any liability, cost, expenses or financial loss which may arise as a result of the economic performance of the Receivables or other assets.

        SECTION 4.03.        Indemnities of the Servicer.

        (a) The Servicer agrees to indemnify the Issuer, the Trustee and the Noteholders and any of their respective directors, officers, employees or agents from, and hold each of them harmless against, any and all losses, liabilities, damages (other than incidental or indirect damages), claims or expenses (including reasonable attorneys' fees and expenses) proximately caused by the Servicer's acts or omissions in violation of this Agreement, except to the extent the Issuer's, the Trustee's, the Servicer's or the directors, officers, employees or agents thereof, as the case may be, own bad faith, willful misconduct or negligence contributes to the loss, liability, damage, claim or expense; provided, however, that the Servicer's cumulative aggregate liability pursuant to this Section 4.03 for such acts or omissions, other than those relating to its failure to account for collections actually received, shall not exceed $3,000,000. Except to the extent otherwise constituting bad faith, willful misconduct or negligence, the Servicer shall not be liable to any person for any action taken or for refraining from the taking of any action in good faith pursuant to this Servicing Agreement or for errors in judgment.

        (b) The Servicer agrees to indemnify the Issuer, the Trustee, and the Noteholders and any of their respective directors, officers, employees or agents from, and hold each of them harmless against, any and all losses, liabilities, damages, claims or expenses (including reasonable attorneys' fees and expenses) arising as a result of the use, ownership or operation by the Servicer or any agent thereof of any Financed Vehicle.

        (c) Each of the Servicer, the Issuer and the Trustee agrees to promptly notify the indemnifying party hereunder in writing of the commencement of any action with respect to which indemnification may be owed to it pursuant to this
Section 4.03 promptly after receipt by such party of notice of commencement thereof, but the omission so to notify such indemnifying party hereunder will not relieve the indemnifying party from any liability which it may have hereunder except to the extent the indemnifying party is prejudiced thereby.

        (d) This Section 4.03 shall survive the termination of this Agreement and the resignation or removal of the Servicer. This Agreement shall also survive the resignation or removal of the Trustee in respect of rights accrued to it prior to such resignation or removal.

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                                    ARTICLE V

                                  MISCELLANEOUS

        SECTION 5.01. Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Noteholders and their respective successors and permitted assigns. The Noteholders are intended as, and shall be, third party beneficiaries of this Agreement. No other Person will have any right or obligation hereunder. Neither the Servicer nor the Trustee may assign any of its respective rights and obligations hereunder or any interest herein, other than as provided in the Indenture with respect to the Trustee, without the prior written consent of the Issuer and the Trustee.

        SECTION 5.02. Amendment. This Agreement may be amended from time to time by the parties hereto only by a written instrument executed by all such parties, and provided, further, that notice of any such amendment and a copy thereof shall be given in writing promptly after the execution thereof to the Trustee.

        SECTION 5.03. Notices. Unless otherwise expressly specified or permitted by the terms hereof, notices and other communications required or permitted to be given or made under the terms hereof shall be in writing. Any such communication or notice shall be deemed to have been duly made or given (i) when delivered personally, (ii) in the case of mail delivery, upon receipt, refusal of delivery or return for failure of the intended recipient to retrieve such communication or (iii) in the case of transmission by facsimile, upon telephone and return facsimile confirmation and, in each case, if addressed to the intended recipient as follows (subject to the next sentence of this Section 5.03):

               If to the Issuer:

                      AutoBond Master Funding Corporation II
                      300 South Fourth Street, Suite 620
                      Las Vegas, Nevada 89101

               If to the Servicer:

                      AutoBond Acceptance Corporation
                      301 Congress Avenue
                      Austin, Texas  70701

                      Attention:  William O. Winsauer

                      Facsimile Number:  (512) 472-1548
                      Telephone Number:  (512) 472-3600


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               If to the Trustee:

                      Manufacturers & Traders Trust Company
                      1 M&T Plaza, 7th Floor
                      Buffalo, New York 14203

                      Attention:       Corporate Trust
                                       Department - Stuart Mitchell, VP

                      Facsimile Number:  (716) 842-4474
                      Telephone Number:  (716) 842-4217

Each party hereto may from time to time designate by notice in writing to the other parties hereto a different address for communications and notices.

        SECTION 5.04. Severability of Provisions. If any one or more of the covenants, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, provisions or terms shall be deemed severable from the remaining covenants, provisions or terms of this Agreement, and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

        SECTION 5.05. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.

        (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

        (b) THE ISSUER, THE SERVICER, AND THE TRUSTEE HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY. THE ISSUER, THE SERVICER AND THE TRUSTEE EACH HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE PARTIES HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF ANY OF THEN TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY OTHER JURISDICTION.

        (c) THE ISSUER, THE SERVICER AND THE TRUSTEE EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

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        SECTION 5.06. Counterparts. This Agreement may be executed in counterparts each of which shall be an original, but all of which together shall constitute one and the same instrument.

        SECTION 5.07. No Proceedings. Each of the Servicer and the Trustee hereby agrees that it will not, directly or indirectly, institute, or cause to be instituted, against the Issuer any proceeding of the type described in connection with the Servicer in Section 2.12(c) so long as there shall not have elapsed one year plus one day since the Notes issued by the Issuer have been paid in full in cash. The foregoing covenant shall not limit the right of the Servicer or the Trustee, as the case may be, to institute legal proceedings of a type other than those described in connection with the Servicer in Section 2.12(c) against the Issuer for any breach by the Issuer of its obligations hereunder.

        SECTION 5.08. Further Assurance. The Servicer shall cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as the Issuer or the Trustee from time to time may reasonably request in order to carry out more effectively the intent and purposes of this Agreement and the transactions contemplated hereby.

        SECTION 5.09. Term of Agreement. The term of this Agreement shall begin on the Closing Date and shall continue until the earlier of the day after the date on which the Noteholders have been paid in full under the Indenture and March 15, 2003. The Trustee shall deliver to the Servicer a copy of notice to be delivered to the Noteholders regarding payment in full of the Notes pursuant to the Indenture.

        SECTION 5.10 Limitation of Liability of Trustee. It is expressly understood and agreed by the parties hereto that (a) Manufacturers & Traders Trust Company is executing this Agreement not in its individual capacity but solely in its capacity as trustee pursuant to the Indenture, as supplemented and amended, and (b) in no case whatsoever shall Manufacturers & Traders Trust Company in its individual capacity or, except as provided in the Indenture, as the Trustee have any liability for any of the statements, representations, warranties, covenants, agreements or obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, all such liability, if any, being expressly waived by the parties hereto. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Trustee hereunder, the Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article 7 of the Indenture.

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        IN WITNESS WHEREOF, the parties hereto have caused this Servicing
Agreement to be executed by their respective officers thereunto duly authorized.

                             AUTOBOND MASTER FUNDING CORPORATION II,
                             as Issuer



                             By:  /s/ Adrian Katz
                                _____________________________________
                                Name:  Adrian Katz
                                Title: Vice President

                             AUTOBOND ACCEPTANCE CORPORATION
                             as Servicer



                             By:  /s/ Adrian Katz
                                _____________________________________
                                Name:  Adrian Katz
                                Title: Vice President & COO


                             MANUFACTURERS & TRADERS TRUST
                             COMPANY, not in its individual capacity, but
                                     solely as Trustee



                             By:  /s/ Patricia W. Wynne
                                _____________________________________
                                Name:  Patricia W. Wynne
                                Title: Vice President



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                                                                       EXHIBIT B

                                  TRUST RECEIPT

                                                          [DATE]

Manufacturers & Traders
Trust Company, as Trustee
1 M&T Plaza, 7th Floor
Buffalo, New York 14203

Re: Servicing Agreement, dated as of December 31, 1997 (the "Servicing Agreement"), among AutoBond Master Funding Corporation II, AutoBond Acceptance Corporation, and Manufacturers & Traders Trust Company ("Trustee")

Ladies and Gentlemen:

               In accordance with Section 2.07 of the Servicing Agreement, the undersigned hereby certifies that it has taken possession of the items set forth on Annex I hereto with respect to the Receivables identified below. The undersigned (i) confirms that it holds such items in trust for the benefit of the Trustee as trustee for AutoBond Master Funding Corporation II and its Noteholders and (ii) agrees to promptly return such items to the Trustee after its need for possession of them ceases, except for title and security instruments which the undersigned is required under applicable law to otherwise deal with in furtherance of its duties under the Servicing Agreement.

               Receivables:

                                            AUTOBOND ACCEPTANCE CORPORATION



                                            By:
                                               _________________________________
                                               Name:
                                               Title:






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                                                                       EXHIBIT C

                            FORM OF MONTHLY STATEMENT

PAYMENT DATE:  ________________
DUE PERIOD:    __________ - ___________

        Under the Servicing Agreement dated as of December 31, 1997 by and among AutoBond Acceptance Corporation, as Servicer, AutoBond Master Funding Corporation II, a Nevada corporation, as Issuer, and Manufacturers & Traders Trust Company, as Trustee, the Servicer is required to prepare certain information each month regarding the performance of the assets held in trust during the previous month and payments due on the Issuer's Variable Funding Notes, Series A. The information which is required to be prepared with respect to the Payment Date and Due Period listed above is set forth below.

Beginning Principal Balance:

        Non-Cash Adjustments:

        Loans Paid in Full:

        Principal Collections:

        Defaulted and other Excluded Loans:

Ending Principal Balance:

Interest Collections:

Miscellaneous Fee Collections:

        Interest Due on Variable Funding Notes:

        Principal Due on Variable Funding Notes:

        Cash contributions to Collection Account:

Dated:  __________                          AUTOBOND ACCEPTANCE CORPORATION



                                            By:________________________________
                                               Name:
                                               Title:


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